Pension Benefits - Schedule of Assumptions Used (Detail)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Weighted average assumptions used to determine benefit obligation
Discount rates	3.00%	2.90%
Rate of compensation increase	3.40%	4.20%
Weighted average assumptions used to determine net pension expense
Discount rates	3.00%	2.90%	3.90%
Rate of compensation increase	3.40%	4.20%	4.70%
Expected long-term rates of return	4.00%	4.00%	4.80%